   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 1996


                                                       REGISTRATION NO. 33-44133
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /


                         Post-Effective Amendment No. 5                      /X/


                                      and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                Amendment No. 6                              /X/

                        (CHECK APPROPRIATE BOX OR BOXES)
                               ------------------


                    VALUE LINE INTERMEDIATE BOND FUND, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York       10017-5891
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

       Registrant's Telephone Number, Including Area Code: (212) 907-1500
                                 --------------

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                 --------------

                                    Copy to:

                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830
                                 --------------


    Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, as amended, the Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933. Registrant filed its Rule 24f-2 Notice for the year ended October 31, 1995 on or about December 13, 1995.

                                 --------------

 It is proposed that this filing will become effective (check appropriate box)


   / /   immediately upon filing pursuant to paragraph (b)
   /X/   on March 1, 1996 pursuant to paragraph (b)
   / /   60 days after filing pursuant to paragraph (a)
   / /   on (date) pursuant to paragraph (a) of rule 485


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    VALUE LINE INTERMEDIATE BOND FUND, INC.
                                   FORM N-1A
                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                         LOCATION
----------------                                                   -----------------------------------------------
PART A (PROSPECTUS)
    Item  1.      Cover Page.....................................  Cover Page
    Item  2.      Synopsis.......................................  Not Applicable
    Item  3.      Condensed Financial Information................  Summary of Fund Expenses; Financial Highlights
    Item  4.      General Description of Registrant..............  Cover Page; Investment Objectives and Policies;
                                                                     Investment Restrictions; Additional
                                                                     Information
    Item  5.      Management of the Fund.........................  Summary of Fund Expenses; Management of the
                                                                     Fund; Additional Information
    Item  6.      Capital Stock and Other Securities.............  Dividends, Distributions and Taxes; Additional
                                                                     Information
    Item  7.      Purchase of Securities Being Offered...........  How to Purchase Shares; Calculation of Net
                                                                     Asset Value; Investor Services
    Item  8.      Redemption or Repurchase.......................  How to Redeem Shares
    Item  9.      Pending Legal Proceedings......................  Not Applicable

PART B (STATEMENT OF ADDITIONAL INFORMATION)
    Item 10.      Cover Page.....................................  Cover Page
    Item 11.      Table of Contents..............................  Table of Contents
    Item 12.      General Information and History................  Additional Information (Part A)
    Item 13.      Investment Objective and Policies..............  Investment Objectives and Policies; Investment
                                                                     Restrictions
    Item 14.      Management of the Fund.........................  Directors and Officers
    Item 15.      Control   Persons  and   Principal  Holders  of
                    Securities...................................  Management of the Fund (Part A); Directors and
                                                                     Officers
    Item 16.      Investment Advisory and Other Services.........  Management of the Fund (Part A); The Adviser
    Item 17.      Brokerage Allocation...........................  Management of the Fund (Part A); Brokerage
                                                                     Arrangements
    Item 18.      Capital Stock and Other Securities.............  Additional Information (Part A)
    Item 19.      Purchase, Redemption and Pricing of  Securities
                    Being Offered................................  How to Buy Shares; How to Redeem Shares;
                                                                     Calculation of Net Asset Value (Part A)
    Item 20.      Tax Status.....................................  Taxes
    Item 21.      Underwriters...................................  Not Applicable
    Item 22.      Calculation of Performance Data................  Performance Information (Part A); Performance
                                                                     Data
    Item 23.      Financial Statements...........................  Financial Statements

PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

VALUE LINE
INTERMEDIATE BOND                     PROSPECTUS
FUND, INC.                           March 1, 1996


220 East 42nd Street, New York, New York 10017-5891
1-800-223-0818 or 1-800-243-2729

              Value Line Intermediate Bond Fund, Inc. (the "Fund") is a no-load investment company whose investment objective is high current income consistent with low volatility of principal. The Fund seeks to meet its investment objective by investing in a diversified portfolio of debt securities with a dollar-weighted average portfolio maturity of between three and ten years.

              The Fund's investment  adviser is  Value Line,  Inc.
              (the "Adviser").

              Shares of the Fund are offered at net asset value. There are no sales charges or redemption fees.

    Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


    This Prospectus sets forth concise information about the Fund that a prospective investor ought to know before investing. This Prospectus should be retained for future reference. Additional information about the Fund is contained in a Statement of Additional Information, dated March 1, 1996, which has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained at no charge by writing or telephoning the Fund at the address or telephone numbers listed above.


                                  DISTRIBUTOR
                          Value Line Securities, Inc.
                              220 East 42nd Street
                            New York, NY 10017-5891

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load on Purchases......................................................  None
  Sales Load on Reinvested Dividends...........................................  None
  Deferred Sales Load..........................................................  None
  Redemption Fees..............................................................  None
  Exchange Fee.................................................................  None

ANNUAL FUND OPERATING EXPENSES(1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees..............................................................  0.50%
  12b-1 Fees(2)................................................................  0.25%
  Other Expenses...............................................................  1.07%
  Total Fund Operating Expenses................................................  1.82%



Example                                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                          ---------  ---------  ---------  ---------

You  would  pay  the  following  expenses  on  a  $1,000
  investment, assuming  (1)  5% annual  return  and  (2)
  redemption at the end of each period shown............     $18        $57        $99       $214


------------------------


(1) The foregoing is based upon the expenses for the year ended October 31, 1995, adjusted for a new 12b-1 plan, and is designed to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THESE SHOWN.



(2) Because 12b-1 fees continue for the life of the investment, over time a long term investor may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


    The following information on selected per share data and ratios should be read in conjunction with the financial statements and notes thereto which appear in the Fund's Annual Report to Shareholders available from the Fund without charge. The financial statements and financial highlights for each of the three years in the period ended October 31, 1995 and for the period from April 10, 1992 (commencement of operations) through October 31, 1992, have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Fund's 1995 Annual Report to Shareholders, which is incorporated by reference in the Statement of Additional Information. For the periods shown below, the Fund was known as The Value Line Adjustable Rate U.S. Government Securities Fund, Inc. and invested at least 65% of its total assets in U.S. Government adjustable rate securities.

                                                                                                           APRIL 10, 1992
                                                                  YEAR ENDED OCTOBER 31,                  (COMMENCEMENT OF
                                                       ---------------------------------------------       OPERATIONS) TO
                                                          1995             1994             1993          OCTOBER 31, 1992
                                                       -----------      -----------      -----------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............     $   8.70         $  10.01         $   9.99         $  10.00
                                                       -----------      -----------      -----------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................          .38              .50            .54(2)           .33(1)
    Net gains or losses on securities (both
     realized and unrealized).....................        (.03)           (1.31)              .05            (.01)
                                                       -----------      -----------      -----------      --------
      Total from investment operations............          .35            (.81)              .59              .32
                                                       -----------      -----------      -----------      --------
  LESS DISTRIBUTIONS:
    Dividends from net investment income..........        (.38)            (.50)            (.54)            (.33)
    Distributions from capital gains..............           --               --            (.03)               --
                                                       -----------      -----------      -----------      --------
      Total distributions.........................        (.38)            (.50)            (.57)            (.33)
                                                       -----------      -----------      -----------      --------
NET ASSET VALUE, END OF PERIOD....................     $   8.67         $   8.70         $  10.01         $   9.99
                                                       -----------      -----------      -----------      --------
                                                       -----------      -----------      -----------      --------
Total return......................................        4.14%           -8.37%            6.04%            3.26%+
                                                       -----------      -----------      -----------      --------
                                                       -----------      -----------      -----------      --------
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in thousands)...........     $ 16,889         $ 28,431         $ 44,508         $ 33,763
Ratio of operating expenses to average net
 assets...........................................        1.57%             .98%             .88%(2)          0.0%(1)
Ratio of interest expense to average net assets...           --             .38%            0.18%            0.07%*
Ratio of net investment income to average net
 assets...........................................        4.52%            5.23%            5.35%(2)         5.83%*(1)
Portfolio turnover rate...........................         177%             175%             126%              85%
Amount of debt outstanding at end of period (in
 thousands).......................................     $     --         $     --         $     --         $  3,940
Average amount of debt outstanding during the
 period (in thousands)............................     $     --         $  3,947         $  1,926         $    524
Average number of shares outstanding during the
 period (in thousands)............................        1,887            4,366            3,766            1,968
Average amount of debt per outstanding share
 during the period................................     $     --         $    .90         $    .51         $    .27


------------------------
 +   Not annualized

 *   Annualized

(1) Net of fee waiver and expense reimbursement. Had these expenses been fully paid by the Fund, net investment income per share would have been $.25 and ratios of annualized operating expenses and net investment income to average net assets would have been 1.46% and 4.37%, respectively.


(2) Net of advisory fee waived by the Adviser from November 1, 1992 to January 31, 1993. Had this expense been paid by the Fund, net investment income per share would have been $.53 and the ratios of operating expenses and net investment income to average net assets would have been 0.99% and 5.24%, respectively.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the Fund is high current income consistent with low volatility of principal (I.E. limiting the degree of fluctuation in the net asset value of the Fund's shares.) The Fund does not, however, attempt to maintain a constant net asset value per share. The Fund's investment objective cannot be changed without stockholder approval. There can be no assurance that the Fund will achieve its investment objective.


    The Fund is designed for the investor who seeks generally higher yields than those offered by money market funds, with less capital fluctuation than that of a long-term bond fund. In seeking its objective, the Fund will invest at least 65% of its assets under normal circumstances in a diversified portfolio of intermediate-term debt securities. The dollar-weighted average maturity of the portfolio will be between three and ten years.


    The Fund will primarily invest in investment-grade debt securities -- those rated within one of the four highest grades assigned by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or if unrated, judged by the Adviser to be of comparable quality. Investment grade debt securities include debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"); bank obligations; commercial paper rated P-1 by Moody's or A-1 by S&P; adjustable rate securities; and Repurchase Agreements. Certain of these securities have speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher rated securities.

    The Fund may engage in various portfolio strategies to hedge its portfolio against investment and interest rate risks, including, options on portfolio securities, financial futures contracts and options on such futures. The Fund may also enter into reverse repurchase transactions for the purpose of acquiring additional portfolio securities. (See "Repurchase and Reverse Repurchase Agreements" in this Prospectus.)

    In determining a security's maturity for purposes of calculating the Fund's average maturity or the security's maturity, estimates of the expected time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. For example, a 15-year mortgage-backed security has a stated final maturity of 15 years but an average life between 5 and 7 years and is a permitted investment for the Fund.

    The Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

    Set forth below is a description of mortgage and asset-backed securities in which the Fund may invest. The Fund may invest without stockholder approval in other similar types of mortgage and asset-backed securities, including those which may be developed in the future.

    MORTGAGE-BACKED SECURITIES. The Fund may invest in pass-through mortgage-backed securities ("MBS") which are collateralized by a pool of mortgages. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The Fund will invest only in mortgage-backed securities that have a final stated maturity of 15 years or less from the date of purchase.

    The  Fund  may  also  invest  in  securities  issued  by  certain   private,
nongovernment entities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).


    CMOs are debt securities issued by U.S. Government agencies or by financial institutions, such as trusts and special purpose corporations, and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

    CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund intends to invest in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

    ASSET-BACKED SECURITIES. The Fund may invest in various types of asset backed securities ("ABS"). The securitization techniques used in the context of ABSs are similar to those used for MBS. Thus, through the use of trusts and special purpose corporations, various types of receivables, primarily home equity loans, automobile loans and credit card receivables and student loans, equipment loans, boat loans, truck loans or leases, are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. ABSs are typically bought or sold from or to the same entities that act as primary dealers in U.S. Government securities.


    In general, the collateral supporting ABSs is of shorter maturity than mortgage loans and may be less likely to experience substantial prepayments. The maturities of ABS's is between one and ten years, with an average maturity of less than five years. As with MBSs, ABSs are often backed by a pool of assets representing the obligations of a number of different parties. Currently, pass-through securities collateralized by home equity loans, automobile loans and credit card receivables are the most prevalent ABSs.


    The Fund will only invest in ABSs that are issued or guaranteed by a corporation, trust or other entity which is rated in the top four categories by at least one nationally recognized rating organization.

    ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, resulting in possible losses to the Fund. Also, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in the Fund's experiencing difficulty in valuing such securities. Investments in ABSs that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be considered illiquid and limited to an amount which, together with other illiquid investments, does not exceed 10% of the value of the Fund's net assets.

SPECIAL CONSIDERATIONS AND ADDITIONAL RISK FACTORS


    One of the principal risks regarding MBSs and, to a lesser extent, ABSs is the risk of prepayments. Prepayment rates may vary significantly over relatively short periods of time. Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. (ABSs backed by other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the MBS or ABS originally held. Another consideration is that to the extent that MBSs or ABSs are purchased at a premium, mortgage foreclosures and principal prepayments may result in loss to the extent of the premium paid. On the other hand, where such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to stockholders, will be taxable as ordinary income. The Adviser will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for the Fund. Finally, ABSs may present certain risks not present in MBSs. Assets underlying ABSs such as credit-card receivables are generally unsecured, and debtors are entitled to the protection of various state and Federal consumer protection laws. Some of those laws give a right of set-off, which may reduce the balance owed.


    PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur larger brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is set forth under "Financial Highlights", see page 3.

LOANS OF PORTFOLIO SECURITIES

    The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 25% of the total assets of the Fund. The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or United States Treasury Bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

WHEN-ISSUED TRANSACTIONS

    The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash and high quality marketable securities equal in value to commitments for when-issued securities in a segregated account.

OPTIONS AND FUTURES


    The Fund may engage in a variety of transactions involving the use of options and futures in order to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest changes. For example, if the Adviser expected interest rates to increase, the Fund might sell futures contracts on U.S. Government Securities. If rates were to increase, the value of U.S. Government Securities held by the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's positions in its futures contracts. The Fund may purchase and sell call and put options with respect to securities the Fund owns or expects to purchase. The Fund will not (1) sell put or call options to the extent that, immediately after a sale, the aggregate value of the securities underlying the calls or obligations securing the puts would exceed 10% of the Fund's net assets or (2) purchase put or call options if, immediately after a purchase, the premiums paid for all the options owned at that time would exceed 5% of the Fund's net assets. The Fund may also purchase and sell financial futures contracts and options thereon. The Fund will not purchase put and call options with respect to such securities if as a result more than 5% of its assets would at the time be invested in such options. In addition, the Fund will not purchase or sell futures contracts or options on futures contracts if as a result the sum of the initial margin deposits on the Fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.) In instances involving entering into long futures or options contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian of cash, cash equivalents and other liquid high grade debt securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged. No more than 25% of the Fund's net assets may be deposited in such segregated account.


RISKS ON OPTIONS AND FUTURES TRANSACTIONS

    Options and futures transactions involve costs and may result in losses. The use of options and futures may involve certain special risks, including the risks that the Fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that the Adviser may not forecast interest rate and market movements correctly.

    The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. Although the Fund will enter into an option or futures contract position only if the Adviser believes that a liquid secondary market exists for such option or futures contract, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Options on certain U.S. Government Securities are traded in significant volume on securities exchanges. However, other options which the Fund may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Fund will enter into such option contracts with particular securities dealers who make markets in these options. The Fund's ability to terminate option positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

    However, the Fund will engage in these transactions only if, in the opinion of the Adviser, the pricing mechanism and liquidity of the over-the-counter market are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

    The use of options and futures strategies also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures and options purchased and sold by the Fund, of the option and futures contract itself, and of the securities which are the subject of the hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rate and market movements correctly.

    The Fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations.

MORTGAGE ROLLS


    The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time the Fund enters into the transaction, it will establish and maintain a segregated account with its approved custodian containing cash, cash equivalents or liquid high grade debt securities having a value not less than the repurchase price (including accrued interest). During the roll period, the Fund foregoes principal and interest paid on the securities sold. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or a fee as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar and the transaction cover rolls. Covered rolls are treated as borrowings. The risks of entering into mortgage rolls are (i) failure of the dealer to deliver the security purchased resulting in the replacement of the security at a higher price; (ii) the security purchased while substantially similar to the security sold, may have different characteristics which may result in a lower return than the security sold; and (iii) the actual returns from the transactions may be less than expected. There is no assurance that Mortgage dollar rolls can be successfully employed.


    REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total assets. The Board of Directors monitors the creditworthiness of parties dealing with the Fund in repurchase agreements and loans of portfolio securities.


    The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its approved custodian containing cash, cash equivalents or liquid high grade debt securities having a value not less than the repurchase price (including accrued interest). The Fund intends to use reverse repurchase agreements, which is considered to be borrowing, to enhance its income by investing the proceeds in instruments with a higher rate of return than the cost of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligations to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The use of reverse repurchase agreements by the Fund may cause greater fluctuation in the Fund's net asset value.


    ILLIQUID SECURITIES. The Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days, certain interest rate hedging transactions and over-the-counter options held by the Fund and that portion of assets used to cover such options.

    FOREIGN SECURITIES. The Fund may purchase U.S. dollar denominated securities of foreign issuers which are publicly traded in the United States. Foreign securities involve additional risks and may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there may be less public information about their operations. These risks are typically greater for investments in less-developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. The Adviser considers these factors in making investments for the Fund. The Fund will not invest more than 25% of its net assets in these types of foreign securities.

RISK FACTORS

    Investors should be aware of the following:


    - There are risks in all investments, including any securities investment, and in all mutual funds. The Fund's net asset value will fluctuate to reflect the investment performance of the securities held by the Fund.


    - The value a shareholder receives upon redemption may be greater or lesser than the value of such shares when acquired.

    - The use of investment techniques such as investing in repurchase agreements, lending portfolio securities, purchasing securities on a when-issued basis, short-selling and trading in index futures contracts and in options on such contracts involve greater risk than does an investment in a fund that does not engage in these activities.

INVESTMENT RESTRICTIONS

    The Fund has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth in the Statement of Additional Information and provide, among other things, that the Fund may not:

    (a) purchase securities (other than U.S. government securities) if the purchase would cause the Fund, with respect to 75% of its assets at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the outstanding voting securities of any one company; or,

    (b) invest 25% or more of the value of the Fund's assets in one particular industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MANAGEMENT OF THE FUND

    The management and affairs of the Fund are supervised by the Fund's Board of Directors. The Fund's officers conduct and supervise the daily business operations of the Fund. The Fund's investment decisions are made by an investment committee of employees of the Adviser. The Fund's Annual Report contains a discussion on the Fund's performance which will be made available upon request and without charge.

    THE ADVISER. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). AB&Co. currently owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, Chief Executive Officer and President of the Adviser, owns a majority of the voting stock of AB&Co. All of the non-voting stock is owned by or for the benefit of the Bernhard family and certain employees and former employees of AB&Co. or the Adviser. The Adviser currently acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional accounts with combined assets in excess of $4 billion. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. The Adviser manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Board of Directors. The Adviser is paid an advisory fee at an annual rate of 0.50% on the Fund's average daily net assets during the year. From time to time, the Adviser may voluntarily assume certain expenses of the Fund. This will have the effect of lowering the overall expense ratio of the Fund and of increasing the yield to investors. For more information about the Fund's management fees and expenses, see the "Summary of Fund Expenses" on page 2.

CALCULATION OF NET ASSET VALUE

    The net asset value of the Fund's shares for purposes of both purchases and redemptions is calculated by State Street Bank & Trust Company and is determined once daily as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Fixed-income corporate securities are valued on the basis of prices provided by an independent pricing service approved by the Directors. In valuing such securities, the pricing service generally takes into account appropriate factors such as institutional size trading characteristics and other market data. Securities not priced in this manner are valued at the midpoint between the latest available bid and asked prices in the principal market (last sales price if the principal market is an exchange) in which such securities are normally traded.

    The Fund values mortgage-backed securities other than GNMAs (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytical data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market. Short-term instruments with maturities greater than 60 days, at date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and, commencing 60 days prior to maturity, such securities are valued at amortized cost.

HOW TO BUY SHARES

    PURCHASE BY CHECK. To buy shares, send a check made payable to "NFDS-Agent" and a completed and signed application form to Value Line Funds, c/o NFDS, P.O. Box 419729, Kansas City, MO, 64141-6729. For assistance in completing the application and for information on pre-authorized telephone purchases, call Value Line Securities at 1-800-223-0818 during New York business hours. Upon receipt of the completed and signed purchase application and a check, National Financial Data Services, Inc. ("NFDS"), the Fund's shareholder servicing agent, will buy full and fractional shares (to three decimal places) at the net asset value next computed after the funds are received and will confirm the investment to the investor. Subsequent investments may be made by attaching a check to the confirmation's "next payment" stub, by telephone or by federal funds wire.
Investors may also buy shares through broker-dealers other than Value Line Securities. Such broker-dealers may charge investors a reasonable service fee. Neither Value Line Securities nor the Fund receives any part of such fees when charged (and which can be avoided by investing directly). If an order to buy shares is cancelled due to nonpayment or because the purchaser's check does not clear, the purchaser will be responsible for any loss incurred by the Fund or Value Line Securities by reason of such cancellation. If the purchaser is a shareholder, Value Line Securities reserves the right to redeem sufficient shares from the shareholder's account to protect the Fund against loss. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund may refuse any order for the purchase of shares.

    WIRE PURCHASE -- $1,000 MINIMUM. An investor should call 1-800-243-2729 to obtain an account number. After receiving an account number, instruct your commercial bank to wire transfer "federal funds" via the Federal Reserve System as follows:

State Street Bank and Trust Company, Boston, MA
ABA        #011000028
Attn:      Mutual Fund Division
           DDA #99049868
           Value Line Intermediate Bond Fund, Inc.
           A/C #
Shareholder's name and account information
Tax ID #

NOTE:    A  COMPLETED AND  SIGNED  APPLICATION  MUST BE  MAILED  IMMEDIATELY AND
RECEIVED BY NFDS BEFORE IT CAN HONOR ANY WITHDRAWAL OR EXCHANGE TRANSACTIONS.

    After your account has been opened, you may wire additional investments in the same manner.

    For an initial investment made by federal funds wire purchase, the wire must include a valid social security number or tax identification number. Investors purchasing shares in this manner will then have 30 days after purchase to provide the certification and signed account application. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn on only U.S. banks. Until receipt of the above, any distributions from the account will be subject to 31% withholding.

    SUBSEQUENT TELEPHONE PURCHASES -- $250 MINIMUM. Upon completion of the telephone purchase authorization section of the account application, shareholders who own Fund shares with a current value of $500 or more may also purchase additional shares in amounts of $250 or more up to twice the value of their shares by calling 1-800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. Such orders will be priced at the closing net asset value on the day received and payment will be due within three business days. If payment is not received within the required time or a purchaser's check does not clear, the order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund or Value Line Securities. Shares may not be purchased by telephone for a tax-sheltered retirement plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to distribute monthly its net investment income and realized capital gains, if any, at least annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested otherwise. The shareholder can so request by informing NFDS by sending in the form attached to each shareholder statement or by making such request on the initial application. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders, it is not expected that the Fund will be required to pay any federal income or excise taxes. However, shareholders of the Fund normally will have to pay federal income taxes, and any applicable state or local taxes, on the dividends and capital gains distributions they receive from the Fund (whether or not reinvested in additional Fund shares). Shareholders will be informed annually of the amount and nature of the Fund's income and distributions.

PERFORMANCE INFORMATION

    The Fund may from time to time include information regarding its total return performance or yield in advertisements or in information furnished to existing or prospective shareholders. When information regarding total return is furnished, it will be based upon changes in the Fund's net asset value and will assume the reinvestment of all capital gains distributions and income dividends. It will take into account nonrecurring charges, if any, which the Fund may incur but will not take into account any income taxes due on Fund distributions.

    The table below illustrates the total return performance of the Fund for the periods indicated by showing the value of a hypothetical $1,000 investment made at the beginning of each period. The information contained in the table has been computed by applying the Fund's average annual compounded rate of return to the hypothetical $1,000 investment. The table assumes reinvestment of all capital gains distributions and income dividends, but does not take into account income taxes due on Fund distributions or dividends. For the periods shown below, the Fund was known as The Value Line Adjustable Rate U.S. Government Securities Fund, Inc. and invested at least 65% of its total assets in U.S. Government adjustable rate securities.


                                                                                           AVERAGE
                                                                                           ANNUAL
                                                                                         COMPOUNDED
                                                                                       RATE OF RETURN
                                                                                      -----------------
For the year ended October 31, 1995......................................  $   1,041         4.14 %
From April 10, 1992 (commencement of operations)
 to October 31, 1995.....................................................  $   1,045         1.24 %


    When information regarding "yield" is furnished it will refer to the net investment income per share generated by an investment in the Fund over a thirty-day period. This income will then be annualized by assuming that the amount of income generated by the investment during that thirty-day period is generated each 30 days over one year and assuming that the income is reinvested every six months.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and other industry or financial publications. The Fund may compare its performance to that of other mutual funds with similar investment objectives, other financial instruments such as certificates of deposit, and to stock or other relevant indices. The Fund will not compare its specific investment performance with money market funds. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance, Money Magazine, Financial World, Morningstar, Personal Investors, Forbes, Fortune, Business Week, Wall Street Journal, Investor's Business Daily, Donoghue, The Financial Times, The Economist, Worth, Smart Money, Mutual Fund Forecaster, U.S. News and World Report and Barrons. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation or what an investment may earn or what an investor's total return may be in any future period.

HOW TO REDEEM SHARES


    Shares of the Fund may be redeemed at any time at their current net asset value next determined after NFDS receives a request in proper form. ALL REQUESTS FOR REDEMPTION SHOULD BE SENT TO NFDS, P.O. BOX 419729, KANSAS CITY, MO. 64141-6729. The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. A shareholder holding certificates for shares must surrender the certificates properly endorsed with signature guaranteed. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include domestic banks, savings associations, credit unions, member firms of a national securities exchange, and participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. A guaranty from a Notary Public is not an acceptable source. The signature on any request for redemption of shares not represented by certificates, or on any stock power in lieu thereof, must be similarly guaranteed. In each case the signature or signatures must correspond to the names in which the account is registered. Additional documentation may be required when shares are registered in the name of a corporation, agent or fiduciary. For further information, you should contact NFDS.


    The Fund does not impose a redemption charge but shares redeemed through brokers or dealers may be subject to a service charge by such firms. A check for the redemption proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed under unusual circumstances such as when normal trading is not taking place on the New York Stock Exchange. In addition, payment of the redemption of shares purchased by check may be delayed until the check has cleared, which may take up to 15 days following the purchase date.

    If the Board of Directors determines that it is in the best interests of the Fund, the Fund may redeem, upon prior written notice, at net asset value all shareholder accounts which due to redemptions fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level. Individual Retirement Accounts are excluded from this provision.

    BY TELEPHONE OR WIRE. You may redeem shares by telephone or wire instructions to NFDS, by so indicating on the initial application. Payment will normally be transmitted by wire on the business day following receipt of your instructions to the bank account at a member bank of the Federal Reserve System you have designated on your initial purchase application. Heavy wire traffic, however, may delay its arrival until after public hours at your bank. Telephone or wire redemptions must be in amounts of $1,000 or more and your instructions must include your name and account number. The number to call before the close of business on the New York Stock Exchange is 1-800-243-2729. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions received by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Any loss will be borne by the investor. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time by the Fund.

    BY CHECK. You may elect this method of redemption by indicating so on the initial application and you will be provided a supply of checks by NFDS. These checks may be made payable to the order of any person in any amount of $500 or more. When your check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be returned unpaid if there are insufficient shares to meet the withdrawal amount. Potential fluctuations in the net asset value of the Fund's shares should be considered in determining the amount of the check.

    This method of redemption requires that your shares must remain in an open account and that no share certificates are issued and outstanding. You cannot close your account through the issuance of a check because the exact balance at the time your check clears will not be known when you write the check. Checks are free, but NFDS will impose a $5 fee for stopping payment of a check upon your request or if NFDS cannot honor the check due to insufficient funds or other valid reasons.

    If you use this privilege you will be required to sign a signature card which will subject you to State Street Bank and Trust Company's rules and regulations governing checking accounts. The authorization form which you must sign also contains a provision relieving the bank, NFDS, the Fund, Value Line Securities and the Adviser from liability for loss, if any, which you may sustain arising out of a non-genuine instruction pursuant to this redemption feature. Any additional documentation required to assure a redemption must be maintained on file with NFDS in such a current status as NFDS may deem necessary. A new form properly signed and with the signature guaranteed as described above must be received and accepted by NFDS before authorized redemption instructions already on file with NFDS can be changed.

    An additional supply of checks will be furnished upon request. There presently is no charge to the shareholder for these checks or their clearance. However, the Fund and NFDS reserve the right to make reasonable charges and to terminate or modify any or all of the services in connection with this privilege at any time without prior notice.

    IMPORTANT: Shares purchased by check may not be redeemed until the Fund is reasonably assured of the final collection of such check, currently determined to be up to 15 days.

    The Fund will ordinarily pay in cash all redemptions by any shareholder of record. However, the Fund has reserved the right under the Investment Company Act of 1940 to make payment in whole or in part in securities of the Fund, if the Directors determine that such action is in the best interests of the other shareholders. Under such circumstances, the Fund will, nevertheless, pay to each shareholder of record in cash all redemptions by such shareholder, during any 90-day period, up to the lesser of $250,000 or 1% of the Fund's net assets. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

SERVICE AND DISTRIBUTION PLAN

    The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which render distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The Plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.

    The Glass-Steagall Act and other applicable laws prohibit banks from engaging in the business of underwriting, selling or distributing securities. Generally, banks will be engaged to provide administrative services. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or State statutes or regulations relating to the permissible activities of banks and their affiliates, could prevent a bank from continuing to perform all or a part of its administrative services. In that case, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these consequences.

INVESTOR SERVICES

    VALU-MATIC.-Registered Trademark- The Fund offers a free, pre-authorized check service to its shareholders through which monthly investments of $25 or more are automatically made into the shareholder's Fund account. Further information regarding this service can be obtained from Value Line Securities, Inc. by calling 1-800-223-0818.

    EXCHANGE OF SHARES. Shares of the Fund may be exchanged for shares of the other Value Line funds in any identically registered account on the basis of the respective net asset values next computed after receipt of the exchange order. No telephone exchanges can be made for less than $1,000. If shares of the Fund are being exchanged for shares of The Value Line Cash Fund, Inc. or The Value Line Tax Exempt Fund--Money Market Portfolio and the shares (including shares in accounts under the control of one investment adviser) have a value in excess of $500,000, then at the discretion of the Adviser, the shares to be purchased will be purchased at the closing price on the third business day following the redemption of the Fund shares being exchanged to allow the Fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption.


    The exchange privilege may be exercised only if the shares to be acquired may be sold in the investor's State. Prospectuses for the other Value Line funds may be obtained from Value Line Securities by calling 1-800-223-0818. Each such exchange involves a redemption and a purchase for income tax purposes. Broker-dealers are not prohibited from charging a commission for handling the exchange of Fund shares. To avoid paying such a commission, send the request in with signature guaranteed to NFDS. The Fund reserves the right to terminate the exchange privilege of any account making more than eight exchanges a year. (An exchange out of The Value Line Cash Fund, Inc. or The Value Line Tax Exempt Fund--Money Market Portfolio is not counted for this purpose.) The exchange privilege may be modified or terminated upon sixty days notice to shareholders, and any of the Value Line funds may discontinue offering its shares generally or in any particular state without prior notice. To make an exchange, call 1-800-243-2729. Although it has not been a problem in the past, shareholders should be aware that a telephone exchange may be difficult during periods of major economic or market changes.


    SYSTEMATIC CASH WITHDRAWAL PLAN. A shareholder who has invested a minimum of $5,000 in the Fund, or whose shares have attained that value, may request a transfer of his shares to a Value

Line Systematic Cash Withdrawal Account which NFDS will maintain in his name on the Fund's books. Under the Systematic Cash Withdrawal Plan (the "Plan") the shareholder will request that NFDS, acting as his agent, redeem monthly or quarterly a sufficient number of shares to provide for payment to him, or someone he designates, of any specified dollar amount (minimum $25). All certificated shares must be placed on deposit under the Plan and dividends and capital gains distributions, if any, are automatically reinvested at net asset value. The Plan will automatically terminate when all shares in the account have been redeemed. The shareholder may at any time terminate the Plan, change the amount of the regular payment, or request liquidation of the balance of his account on written notice to NFDS. The Fund may terminate the Plan at any time on written notice to the shareholder.

    TAX-SHELTERED RETIREMENT PLANS.   Shares of  the Fund may  be purchased  for
various types of retirement plans. For more complete information, contact Value Line Securities, Inc. at 1-800-223-0818 during New York business hours.

ADDITIONAL INFORMATION

    The Fund is an open-end, diversified management investment company incorporated in Maryland in 1991 as The Value Line Adjustable Rate U.S. Government Securities Fund Inc. In 1995, it changed its name and investment policy. The Fund has 300 million authorized shares of common stock, $.001 par value. Each share has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors, and, if the Fund were liquidated, would receive the net assets of the Fund.

    INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at 1-800-223-0818 or the address set forth on the cover page of this Prospectus. Inquiries from shareholders regarding their accounts and account balances should be directed to National Financial Data Services, Inc., servicing agent for State Street Bank and Trust Company, the Fund's transfer agent, at 1-800-243-2729. Shareholders should note that they may be required to pay a fee for special requests such as historical transcripts of an account. Our Info-Line provides the latest account information 24 hours a day, every day, and is available to shareholders with push button phones. The Info-Line toll-free number is 1-800-243-2739.

    WITHHOLDING. Mutual funds are required to withhold 31% of dividends, distributions of capital gains and redemption proceeds in accounts without a valid social security or tax identification number. You must provide this information when you complete the Fund's application and certify that you are not currently subject to backup withholding. The Fund reserves the right to close by redemption accounts for which the holder fails to provide a valid social security or tax identification number.

    STOCKHOLDER MEETINGS. The Fund does not intend to hold routine annual meetings of stockholders. However, special meetings of shareholders will be held as required by law, for purposes such as changing fundamental policies or approving an advisory agreement. Stockholders of record of not less than a majority of the outstanding shares of the Fund may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of stockholders for the purpose of voting upon the question of the removal of any Director when so requested by the stockholders of record of not less than 10% of the Fund's outstanding shares.

INVESTMENT ADVISER
Value Line, Inc.
220 East 42nd Street
New York, NY 10017-5891

DISTRIBUTOR
Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
c/o NFDS
P.O. Box 419729
Kansas City, MO 64141-6729

CUSTODIAN & TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Peter D. Lowenstein, Esq.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830

                               TABLE OF CONTENTS

                                                  PAGE
                                                  -----
Summary of Fund Expenses.....................           2
Financial Highlights.........................           2
Investment Objectives and Policies...........           4
Investment Restrictions......................          10
Management of the Fund.......................          10
Calculation of Net Asset Value...............          11
How to Buy Shares............................          12
Dividends, Distributions and Taxes...........          13
Performance Information......................          13
How to Redeem Shares.........................          14
Service and Distribution Plan................          16
Investor Services............................          16
Additional Information.......................          17

                   ------------------------------------------
                                   PROSPECTUS
                              -------------------


                                 March 1, 1996


                                   Value Line
                               Intermediate Bond
                                   Fund, Inc.

                                 (800) 223-0818

                                     [LOGO]

                    VALUE LINE INTERMEDIATE BOND FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                                 1-800-223-0818

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 1, 1996

--------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Intermediate Bond Fund, Inc. (the "Fund"), dated March 1, 1996, a copy of which may be obtained without charge by writing or telephoning the Fund.


                                 --------------

                               TABLE OF CONTENTS


                                                                                              PAGE
                                                                                            ---------
Investment Objectives and Policies........................................................       B-1
Other Investment Strategies...............................................................       B-2
Investment Restrictions...................................................................       B-5
Directors and Officers....................................................................       B-7
The Adviser...............................................................................       B-8
Brokerage Arrangements....................................................................       B-9
How to Purchase Shares....................................................................       B-9
How to Redeem Shares......................................................................       B-10
Service and Distribution Plan.............................................................       B-11
Taxes.....................................................................................       B-11
Performance Data..........................................................................       B-12
Additional Information....................................................................       B-14
Financial Statements......................................................................       B-14


                                 --------------

    The Fund's investment adviser is Value Line, Inc. (the "Adviser").

                       INVESTMENT OBJECTIVES AND POLICIES
    (SEE ALSO "INVESTMENT OBJECTIVES AND POLICIES" IN THE FUND'S PROSPECTUS)

    Value Line Intermediate Bond Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company. Its investment objective is high current income consistent with low volatility of principal. The Fund intends to limit its annual portfolio turnover so that realized short-term gains on securities held for less than three months are less than 30% of the Fund's gross income so that the Fund will meet one of the tests for qualification as a regulated investment company under the Internal Revenue Code.

    The investment policies set forth in the Fund's Prospectus and in this Statement of Additional Information and the policies set forth below under "Investment Restrictions" are, unless otherwise indicated, fundamental policies of the Fund and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                          OTHER INVESTMENT STRATEGIES
        (SEE ALSO "OTHER INVESTMENT POLICIES" IN THE FUND'S PROSPECTUS)

OPTIONS

    A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

    A call option is "covered" if the Fund holds a call on the same security, as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. An option on securities is also covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security, as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    OPTIONS ON LISTED SECURITIES. Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a decision over which the Fund has no control, the Fund will realize a gain or loss from the sale of the underlying security.

    The Fund will generally write covered put options in circumstances where the Fund's investment adviser wishes to purchase the underlying security at the exercise price at the time the option is written. By writing a covered put option, the Fund, in exchange for the premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. Because the Fund does not own the specific securities that it may be required to purchase in the exercise of the put, the Fund can not benefit from any appreciation with respect to those securities. If the option expires unexercised, the Fund will realize a gain in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price.

    Call options may be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio in anticipation of an increase in the market value of the securities or to protect unrealized gains on call options previously written by it. The Fund would ordinarily recognize a gain on these options if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

    Put options may be purchased by the Fund to offset or hedge against a decline in the market value of the securities in the Fund's portfolio or securities of the sort in which the Fund is permitted to invest. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain on these options if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series (options that have the same exercise prices and expiration dates as those written by the Fund) as the option previously written. Once the Fund has been assigned an exercise notice, however, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. Generally, the Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

    There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires. Where the Fund is unable to effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities that it receives or may be forced to hold underlying securities until an option is exercised or expires. In addition, to the extent that option markets close before the markets for the underlying securities, significant price and rate movements can take place in the securities markets that can not be reflected in the option markets.

    OTC OPTIONS. The Fund may purchase or sell covered over-the-counter ("OTC") or dealer options. Unlike listed options where the Fund would look to a clearing corporation to exercise those options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to exercise the option, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

    The staff of the SEC has taken the position that purchased dealer options and the assets used to cover the written dealer options are unmarketable or illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Funds' limitation on unmarketable or illiquid securities. If the SEC's staff changes its position on the liquidity of dealer options, the Fund will change its treatment of them accordingly.

FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON

    The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts"), and related options on such futures contracts as a hedge against adverse changes in the market value of its portfolio securities and interest rates. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below.

    The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities which may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing-out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract. In the event interest rates increased, such purchase of securities would be at a higher price than if the Fund had not purchased the futures contract.

    The Fund also has authority to purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of a security or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

    Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund require that all of the Fund's transactions in futures contracts and options on futures contracts constitute bona fide hedging transactions and that the Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

    When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

    RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS.

    Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. This risk particularly applies to the Fund's use of futures and options thereon since it will generally use such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. The Fund will not purchase puts, calls, straddles, spreads or any combination thereof if by reason thereof the premiums paid for the aggregate investments in such classes of securities exceed 5% of the Fund's total assets at the time of purchase.

    The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

       (1) Engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities, except in connection with the purchase or sale of futures transactions and to deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

       (2) Engage in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

       (3) Lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days, over-the-counter options held by the Fund and the portion of the assets used to cover such options when taken together with other securities that are illiquid by virtue of the absence of a readily available market do not exceed 10% of the Fund's assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 25% of the total assets of the Fund.

       (4) Purchase real estate or interests therein (including limited partnership interests, but excluding mortgage-backed securities and stripped mortgage-backed securities) or interests in oil, gas or mineral leases.

       (5) Invest in commodities or commodity contracts, except that the Fund may invest in futures contracts and financial futures contracts and options on futures contracts and financial futures contracts.

       (6) With respect to 75% of the Fund's assets invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       (7) Purchase securities of other registered investment companies, except in mergers or other business combinations.

       (8) Invest 25% or more of its assets in securities of issuers in any one industry. This restriction, does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or government sponsored enterprises.

       (9) Invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. The restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

       (10)Purchase or retain the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of Value
    Line, Inc. (the "Adviser"), who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

       (11)Invest in warrants.

       (12)Issue senior securities or borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes, except that the Fund may enter into mortgage rolls, mortgage swaps, reverse repurchase agreements, with up to 33 1/3% of its net assets.

       (13)Purchase securities for the purpose of exercising control over another company.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction, except for the Fund's policy on borrowing.

                             DIRECTORS AND OFFICERS


NAME, ADDRESS AND AGE               POSITION WITH FUND          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ----------------------  --------------------------------------------------
 *Jean Bernhard Buttner             Chairman of the Board   Chairman, President and Chief Executive Officer of
 Age 61                             of Directors,           the  Adviser  and  Value  Line  Publishing,   Inc.
                                    President               Chairman  of the  Value Line Funds  and Value Line
                                                            Securities, Inc.
 Francis C. Oakley                  Director                Professor of  History, Williams  College, 1961  to
 54 Scott Hill Road                                         present   and   President  Emeritus   since  1994;
 Williamstown, MA 01267                                     President   of   Williams   College,    1985-1993;
 Age 64                                                     Director, Berkshire Life Insurance Company.
 Marion N. Ruth                     Director                Real  Estate  Executive;  President,  Ruth  Realty
 5 Outrider Road                                            (real estate broker).
 Rolling Hills, CA 90274
 Age 61
 Frances T. Newton                  Director                Computer  Programming  Professional,  Duke   Power
 4921 Buckingham Drive                                      Company.
 Charlotte, NC 28209
 Age 54
 Charles Heebner                    Vice President          Director  of Fixed  Income with  the Adviser since
 Age 59                                                     1989.
 John Risner                        Vice President          Portfolio Manager  with  the Adviser  since  1992;
 Age 36                                                     Assistant  Vice President,  Bankers Trust Company,
                                                            1987-1992.
 David T. Henigson                  Vice President,         Compliance Officer and since 1992, Vice  President
 Age 38                             Secretary and           and  Director  of the  Adviser. Director  and Vice
                                    Treasurer               President of the Distributor.
 ---------------* "Interested"
 director as defined in the
 Investment Company Act of 1940
 (the "1940 Act").


Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.


    Directors and certain officers of the Fund are also directors and officers of other investment companies for which the Adviser acts as investment adviser. Directors of the Fund who are not affiliated with the Adviser receive total annual compensation from the Fund and the other Value Line Funds of which each is a director of $20,000 plus reimbursement of out-of-pocket expenses. The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the three other Value Line Funds of which each of the Directors is a director for the fiscal year ended October 31, 1995. (Mr. Oakley and Ms. Ruth were elected Directors of the Fund on September 21, 1995; Ms. Newton was elected a Director on October 31, 1995). Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line funds.

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED OCTOBER 31 1995



                                                                                                            TOTAL
                                                                        PENSION OR         ESTIMATED     COMPENSATION
                                                                        RETIREMENT          ANNUAL        FROM FUND
                                                      AGGREGATE          BENEFITS          BENEFITS        AND FUND
                                                    COMPENSATION      ACCRUED AS PART        UPON          COMPLEX
NAME OF PERSON                                        FROM FUND      OF FUND EXPENSES     RETIREMENT      (4 FUNDS)
-------------------------------------------------  ---------------  -------------------  -------------  --------------
Jean B. Buttner                                       $     -0-                N/A               N/A      $      -0-
Francis C. Oakley                                           -0-                N/A               N/A          20,000
Marion N. Ruth                                              -0-                N/A               N/A          20,000
Frances T. Newton                                           -0-                N/A               N/A          20,000



    As of October 31, 1995, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund, except for the Adviser (and its parent) which owned 1,045,652 shares or 53.7% of the outstanding shares.


                                  THE ADVISER
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)


    The Investment advisory agreement between the Fund and the Adviser dated April 1, 1992 provides for an advisory fee at an annual rate of 1/2 of 1% on the Fund's average daily net assets during the year. During the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid or accrued advisory fees of $145,303, $208,159 and $79,866. The Adviser shall reimburse the Fund for expenses (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) which in any year exceed the limits prescribed by any state in which shares of the Fund are qualified for sale. Presently, the most restrictive limitation is 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of any excess over $100 million.


    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal, audit and fund accounting expenses, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund.


    The Adviser acts as investment adviser to 15 other investment companies constituting The Value Line Family of Funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $4 billion.


    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, the Adviser believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest. The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers or financings. In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Fund, specific reference to such agreements will be made in the "Schedule of Investments" in shareholder reports of the Fund. As of the date of this Statement of Additional Information, no such agreements exist.

                             BROKERAGE ARRANGEMENTS
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)


    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such services may include but are not limited to information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of portfolio securities. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. From its inception to October 31, 1993, all of the Fund's transactions were at net prices and there were no brokerage commissions paid by the Fund. For the years ended October 31, 1994 and 1995, the Fund paid brokerage commissions of $12,130 and $1,641, respectively.


                             HOW TO PURCHASE SHARES
    (SEE ALSO "CALCULATION OF NET ASSET VALUE", "HOW TO PURCHASE SHARES" AND
                 "INVESTOR SERVICES" IN THE FUND'S PROSPECTUS)

    Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor"), pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation although it does receive payments under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds.


AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic Bank Check Program, through which monthly investments of $25 or more are automatically made into the shareholder's Value Line account. The Fund's Transfer Agent debits via automated clearing house a draft each month on the shareholder's checking account and invests the money in full and fractional shares. The purchase is confirmed directly to the shareholder (who will also receive debit information each month with his bank statement). The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact the Distributor at 1-800-223-0818 during New York business hours.

                              HOW TO REDEEM SHARES
     (SEE ALSO "HOW TO REDEEM SHARES" AND "INVESTOR SERVICES" IN THE FUND'S
                                  PROSPECTUS)

    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets;
(3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

    The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

    It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

                         SERVICE AND DISTRIBUTION PLAN
      (SEE ALSO "SERVICE AND DISTRIBUTION PLAN" IN THE FUND'S PROSPECTUS)

    The Service and Distribution Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, provides for the payment of certain expenses incurred by Value Line Securities, Inc. in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets.

                                     TAXES
      (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)

    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


    Distributions of investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or in additional shares of the Fund. The Fund does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders. Upon request, the Fund will inform shareholders of the amounts of dividends which so qualify. For Federal income tax purposes, the Fund had a net capital loss carryover at October 31, 1995, of $6,316,125 of which $28,176 will expire on October 31, 2001, $3,907,636 will expire on October 31, 2002 and the balance of $2,380,313 will expire on October 31, 2003. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.


    Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions.

    A distribution by the Fund will result in reduction in the Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which will nevertheless be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Under certain circumstances, a loss on the sale or redemption of shares held for six months or less may be treated as a long-term capital loss to the extent that the Fund has distributed long-term capital gain dividends on such shares. Moreover, a loss on sale or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold or redeemed.

    For shareholders who fail to furnish to the Fund their taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not
intended  to  be  a  complete  discussion  of  all  Federal  tax   consequences.
Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate total return information for different periods of time.

    The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                                 T =#ERV/P_-_1
                                       n

Where:     P          =          a hypothetical initial purchase order of $1,000
           T          =          average annual total return
           n          =          number of years
           ERV        =          ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

    Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    As stated in the Prospectus, the Fund may also quote its current yield in advertisements and investor communications.

    The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

Yield = 2    a - b           +1       6 -1

               (   )

              cd

Where:     a          =          dividends and interest earned during the period (calculated as required by the
                                 Securities and Exchange Commission);
           b          =          expenses accrued for the period (net of reimbursements);
           c          =          the average daily number of shares outstanding during the period that were entitled to receive dividends;
           d          =          the maximum offering price per share on the last day of the period.

    The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in advertising by the Fund.

    The Fund may also, from time to time, include a reference to its current quarterly or annual distribution rate in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).

    All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund has used the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

    The Fund's current yield, distribution rate and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices and data from Lipper Analytical Services, Inc., or Standard & Poor's Indices.

    From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

                             ADDITIONAL INFORMATION

EXPERTS

    The financial statements of the Fund and the financial highlights included in the Fund's Annual Report to Shareholders and incorporated by reference in this Statement of Additional Information have been so incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

CUSTODIAN

    The Fund employs State Street Bank and Trust Company, Boston, MA as custodian for the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                              FINANCIAL STATEMENTS


    The Fund's financial statements for the year ended October 31, 1995, including the financial highlights for the fiscal years ended October 31, 1995, 1994 and 1993 and the period April 10, 1992 (commencement of operations) to October 31, 1992, appearing in the 1995 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.



    The Fund's 1995 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                    VALUE LINE INTERMEDIATE BOND FUND, INC.
                                     PART C
                               OTHER INFORMATION



 ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

       a.  Financial Statements
           Included in Part A of this Registration Statement

           Financial Information

                        Financial Highlights for each of the three years in the period ended October
                        31, 1995 and for the period from April 10, 1992 (commencement of operations)
                        to October 31, 1992.

           Included in Part B of this Registration Statement:*

                      Schedule of Investments at October 31, 1995
                      Statement of Assets and Liabilities at October 31, 1995
                      Statement of Operations for the year ended October 31, 1995
                      Statements of Changes in Net Assets for the years ended October 31, 1995 and
                        October 31, 1994.
                      Financial Highlights for each of the three years in the period ended October 31,
                        1995 and the period from April 10, 1992 (commencement of operations) to
                        October 31, 1992
                      Report of Independent Accountants
                      Notes to Financial Statements

           Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

           ---------

           *  Incorporated by  reference from  the Annual  Report to  Shareholders for  the year ended
             October 31, 1995.



       b.  Exhibits

           16. Calculation of Performance Data -- Exhibit 1


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

           None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


    As of October 31, 1995, there were 619 record holders of the Registrant's Capital Stock ($.001 par value).


ITEM 27.  INDEMNIFICATION.

    Incorporated by Reference from initial Registration Statement (filed on November 22, 1991).

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 29.


                                        POSITION WITH
            NAME                         THE ADVISER                              OTHER EMPLOYMENT
----------------------------  ----------------------------------  ------------------------------------------------
Jean Bernhard Buttner         Chairman of the Board,              Chairman of the Board and Chief Executive
                              President, and Chief Executive      Officer of Arnold Bernhard & Co., Inc; Chairman
                              Officer                             of the Value Line Funds and the Distributor
Samuel Eisenstadt             Senior Vice President and Director

David T. Henigson             Vice President, Treasurer and       Vice President and a Director of Arnold Bernhard
                              Director                            & Co., Inc. and the Distributor

Howard A. Brecher             Secretary and Director              Secretary and Treasurer of Arnold Bernhard &
                                                                  Co., Inc.

Harold Bernard, Jr.           Director                            Administrative Law Judge

William S. Kanaga             Director                            Retired Chairman of Arthur Young (now Ernst &
                                                                  Young)

W. Scott Thomas               Director                            Partner, Brobeck, Phleger & Harrison, attorneys.

ITEM 29.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc., The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.


    (b)


                                    (2)
                               POSITION AND               (3)
           (1)                    OFFICES            POSITION AND
    NAME AND PRINCIPAL        WITH VALUE LINE        OFFICES WITH
     BUSINESS ADDRESS        SECURITIES, INC.         REGISTRANT
--------------------------  -------------------  ---------------------
Jean Bernhard Buttner       Chairman of the      Chairman of the Board
                            Board                and President
David T. Henigson           Vice President,      Vice President,
                            Secretary,           Secretary and
                            Treasurer and        Treasurer
                            Director
Stephen LaRosa              Asst. Vice           Asst. Treasurer
                            President            Asst. Secretary


        The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

    (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

    Value Line, Inc.
    220 East 42nd Street
    New York, NY 10017
    For records pursuant to:
    Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
    Rule 31a-1(f)
    State Street Bank and Trust Company
    c/o NFDS
    P.O. Box 419729
    Kansas City, MO 64141
    For records pursuant to Rule 31a-1(b)(2)(iv)
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, MA 02110
    For all other records

ITEM 31.  MANAGEMENT SERVICES.

    None.

ITEM 32.  UNDERTAKINGS.

    Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 5 to the registration statement on Form N-1A (the "Registration Statement"), of our report dated December 8, 1995, relating to the financial statements and financial highlights appearing in the October 31, 1995 Annual Report to Shareholders of The Value Line Adjustable Rate U.S. Government Securities Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Additional Information" and "Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 14, 1996

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, the 14 day of February, 1996.



                                        VALUE LINE INTERMEDIATE
                                          BOND FUND, INC.

                                        By /s/   DAVID T. HENIGSON
                                           -------------------------------------
                                           David T. Henigson, Vice President



    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURES                                     TITLE                              DATE
---------------------------------------------  ----------------------------------------  ------------------------

              *JEAN B. BUTTNER                 Chairman and Director; President;                February 14, 1996
              (Jean B. Buttner)                Principal Executive Officer

             *FRANCIS C. OAKLEY                Director                                         February 14, 1996
             (Francis C. Oakley)

               *MARION N. RUTH                 Director                                         February 14, 1996
              (Marion N. Ruth)

             *FRANCES T. NEWTON                Director                                         February 14, 1996
             (Frances T. Newton)

              /s/   DAVID T. HENIGSON          Treasurer; Principal Financial and               February 14, 1996
    ------------------------------------       Accounting Officer
             (David T. Henigson)


By /s/   DAVID T. HENIGSON
   -------------------------------------
   (David T. Henigson, Attorney-in-fact)